UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIDI BIOTHERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

4475 Executive Drive, Suite 200

San Diego, California 92121

Dear Stockholders:

You are cordially invited to attend our virtual Special Meeting of Stockholders of Calidi Biotherapeutics, Inc. (the “Special Meeting”). The Special Meeting will be held on Thursday, June 6, 2024 at 9:00 a.m. Pacific Time.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Special Meeting will be held in a virtual meeting format only. You or your proxyholder will be able to attend the Special Meeting, vote and submit your questions during the meeting only via live audio webcast by visiting https://web.lumiconnect.com/275127498 (password: calidi2024). To participate in the meeting, you will need to review the information included in the accompanying proxy statement (the “Proxy Statement”) or on your proxy card that we have mailed to you. You will not be able to attend the meeting in person.

The accompanying notice of the Special Meeting (the “Notice of Special Meeting”) and the Proxy Statement have been made part of this invitation. Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements only if you were a stockholder as of April 26, 2024, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of our voting Common Stock will be entitled to vote on Proposal 1 (Reverse Stock Split Proposal), Proposal 2 ($1.0 million Convertible Note Proposal), Proposal 3 ($2.0 million Convertible Note Proposal), Proposal 4 (SEPA Proposal) and Proposal 5 (Adjournment Proposal), as further described in the accompanying Proxy Statement. No other matters may be brought before the Special Meeting. Please carefully review in detail the attached. Notice of Special Meeting and Proxy Statement, which are first being mailed to our stockholders of record on or about May 13, 2024. Your vote is very important, regardless of the number of shares of our voting Common Stock that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Special Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Special Meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. After reading the Proxy Statement, even if you intend to attend the Special Meeting, we ask that you please promptly vote via the Internet or by telephone, or by mail. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Special Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

The Board of Directors and management of Calidi Biotherapeutics, Inc. look forward to your attendance at the Special Meeting.

By Order of the Board of Directors,

/s/ Allan J. Camaisa
San Diego, California	Allan J. Camaisa,
May 9, 2024	Chairman

4475 Executive Drive, Suite 200
San Diego, California 92121

Notice of Special Meeting of Stockholders
To Be Held on June 6, 2024

Dear Stockholders:

Notice is hereby given that the Special Meeting of Stockholders of Calidi Biotherapeutics, Inc., a Delaware corporation (the “Special Meeting”), will be held on Thursday, June 6, 2024, at 9:00 a.m. Pacific Time and it will be a completely virtual meeting of stockholders via live audio webcast at https://web.lumiconnect.com/275127498 (password: calidi2024). Only stockholders of record of our outstanding shares of voting Common Stock on April 26, 2024 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof that may take place. Holders of our shares of voting Common Stock will be entitled to vote on Proposal 1 (Reverse Stock Split Proposal), Proposal 2 ($1.0 million Convertible Note Proposal), Proposal 3 ($2.0 million Convertible Note Proposal), Proposal 4 (SEPA Proposal) and Proposal 5 (Adjournment Proposal). We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-10 and 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

2.	To approve for purposes of complying with NYSE American Rule 713(a), the issuance of Common Stock Units at $0.40 per Common Stock Unit with each Common Stock Unit consisting of: (i) one share of our voting common stock, (ii) a Series A Warrant to purchase one share of our common stock, (iii) a Series B warrant to purchase one Series B Unit with each Series B Unit consisting of (a) one share of our common stock and (b) a Series B-1 Warrant to purchase one share of our common stock, and (iv) a Series C warrant to purchase one Series C Unit with each Series C Unit consisting of (a) one share of our common stock and (b) a Series C-1 Warrant to purchase one share of our common stock in connection with the conversion of a $1.0 million Convertible Note dated January 26, 2024, which will result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “$1.0 million Convertible Note Proposal”).

3.	To approve for purposes of complying with NYSE American Rule 713(a), the issuance of Common Stock Units at $0.40 per Common Stock Unit with each Common Stock Unit consisting of: (i) one share of our voting common stock, (ii) a Series A warrant to purchase one share of our common stock, (iii) a Series B warrant to purchase one Series B Unit with each Series B Unit consisting of (a) one share of our common stock and (b) a Series B-1 Warrant to purchase one share of our common stock, and (iv) a Series C warrant to purchase one Series C Unit with each Series C Unit consisting of (a) one share of our common stock and (b) a Series C-1 Warrant to purchase one share of our common stock in connection with the conversion of a $2.0 million convertible note, as amended, issued pursuant to the Settlement Agreement dated March 9, 2024, which will result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “$2.0 million Convertible Note Proposal”).

4.	To approve for purposes of complying with NYSE American Rule 713(a), the issuance of shares of voting Common Stock in connection with a $25.0 million, with the right to increase to $50.0 million, Standby Equity Purchase Agreement dated December 10, 2024 as may be amended (the “SEPA”), which may result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “SEPA Proposal”).

5.	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal (“Adjournment Proposal”).

If you are a stockholder of record as of the Record Date, you will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://web.lumiconnect.com/275127498. To participate in the Special Meeting, you must have your control number that is shown on your proxy card. Further information about how to attend the Special Meeting online, vote your shares online during the meeting, and submit questions online during the Special Meeting is included in the Proxy Statement.

The Board has fixed the close of business on April 26, 2024, as the record date (“Record Date”) for the Special Meeting. Only holders of our Common Stock entitled to vote of record on the Record Date are entitled to receive Notice of the Special Meeting and Proxy Statement, and only such stockholders, or their legal proxy holders, are entitled to vote at the Special Meeting or at any postponements, or continuations, or adjournments of the Special Meeting. Shares of voting Common Stock will be entitled to vote on the Proposal 1 (Reverse Stock Split Proposal), Proposal 2 ($1.0 million Convertible Note Proposal), Proposal 3 ($2.0 million Convertible Note Proposal), Proposal 4 (SEPA Proposal) and Proposal 5 (Adjournment Proposal). No other matter will be presented at the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Special Meeting and online during the Special Meeting.

If you have questions about your stock ownership, you may contact us or our transfer agent, Equiniti Trust Company, LLC, at (877) 248-6417.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

/s/ Allan J. Camaisa
San Diego, California	Allan J. Camaisa
May 9, 2024	Chairman

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on June 6, 2024: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Special Meeting and Proxy Statement are electronically available at http://www.astproxyportal.com/ast/27500

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on June 6, 2024: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Special Meeting and Proxy Statement are electronically available at http://www.astproxyportal.com/ast/27500

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form S-1, as amended, filed with and declared effective on April 15, 2024 by the SEC and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

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PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
To Be Held On June 6, 2024

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Calidi Biotherapeutics, Inc. (“Calidi,” “we,” “us,” “our” or the “Company”) has prepared these materials for its virtual Special Meeting of Stockholders and any adjournment, continuation, or postponement thereof (the “Special Meeting”). The Special Meeting is scheduled to begin at 9:00 a.m. Pacific Time, on Thursday, June 6, 2024. Pursuant to our Second Amended and Restated Certificate of Incorporation, our common stock, par value $0.0001 per share, consists of Voting Common Stock (“common stock” or “Common Stock”) and Non-Voting Common Stock. All of the Non-Voting Common Stock were issued in connection to the Business Combination , or the Escalation Shares, and are currently held in escrow. Only holders of our shares of Common Stock as of the close of business on April 26, 2024, are entitled to vote. Accordingly, unless the context otherwise requires, references in this Proxy Statement to “stockholders” or “holders” are to the holders of record of our Common Stock.

The Special Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our Common Stock at the close of business on April 26, 2024 (the “Record Date”), you are invited to attend the Special Meeting virtually and to vote on the proposals described in this Proxy Statement.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around May 13, 2024. In addition to delivering proxy materials to our stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Special Meeting. Our Proxy Statement and other proxy materials are electronically available at http://www.astproxyportal.com/ast/27500.

GENERAL INFORMATION ABOUT THE PROXY MATERIALS,
SPECIAL MEETING AND VOTING

Why am I receiving these materials?

Our Board of Directors is soliciting your proxy to vote at our Special Meeting, including at any adjournment, continuation, or postponement of the meeting. You are invited to attend the Special Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet, or by the paper proxy card you received in the mail, by completing, signing and returning the proxy card by mail.

How are proxy materials being made available to stockholders?

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholders. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around May 13, 2024. In addition to delivering proxy materials to stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. These proxy materials are also available electronically at http://www.astproxyportal.com/ast/27500.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of record of Common Stock as of the close of business on April 26, 2024, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://web.lumiconnect.com/275127498 (password: calidi2024). You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your proxy card, or on the instructions that accompanied your proxy materials. To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

The online meeting will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

How do I register to attend the Special Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares directly through our transfer agent, Equiniti Trust Company, LLC), you do not need to register to attend the Special Meeting virtually on the Internet. You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://web.lumiconnect.com/275127498 (password: calidi2024). To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

What if I have trouble accessing the Special Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call (877) 248-6417.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Wendy Pizarro, Chief Legal Officer and Andrew Jackson, Chief Financial Officer, as your proxy holders. Either one of the proxy holders will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Who can vote at the Special Meeting?

Only our stockholders of record of our Common Stock at the close of business on April 26, 2024 (the “Record Date”), or their legal proxy holders are entitled to notice and vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 48,959,284 shares of Common Stock issued and outstanding, entitled to vote.

We are not aware of any other matter, and there will be no other matter, to be acted upon at the Special Meeting other than the matters described in this Proxy Statement.

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What are the voting rights of the stockholders?

As of the Record Date, there were 48,959,284 shares of Common Stock issued and outstanding and entitled to vote.

Common Stock. Each share of our Common Stock outstanding as of the Record Date is entitled to one (1) vote per share on all matters properly brought before the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record entitled to vote, you may vote during the Special Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Special Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or by paper proxy card, fill out and return the proxy card mailed to you, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Statement is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions.

What am I voting on?

The list below sets out the matters scheduled for a vote at the Special Meeting. Holders of Common Stock are entitled to vote on Proposal 1 (Reverse Stock Split Proposal), Proposal 2 ($1.0 million Convertible Note Proposal), Proposal 3 ($2.0 million Convertible Note Proposal), Proposal 4 (SEPA Proposal) and Proposal 5 (Adjournment Proposal). No other matters will be presented at the Special Meeting.

Proposal 1:	To approve an amendment to our Second Amended and Restated Certificate of Incorporation in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-10 and 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

Proposal 2:	To approve for purposes of complying with NYSE American Rule 713(a), the issuance of Common Stock Units with each Common Stock Unit consisting of: (i) one share of our voting common stock, (ii) a Series A warrant to purchase one share of our common stock, (iii) a Series B warrant to purchase one Series B Unit with each Series B Unit consisting of (a) one share of our common stock and (b) a Series B-1 Warrant to purchase one share of our common stock, and (iv) a Series C warrant to purchase one Series C Unit with each Series C Unit consisting of (a) one share of our common stock and (b) a Series C-1 Warrant to purchase one share of our common stock in connection with the conversion of a $1.0 million Convertible Note dated January 26, 2024, which may result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “$1.0 million Convertible Note Proposal”).

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Proposal 3:	To approve for purposes of complying with NYSE American Rule 713(a), the issuance of Common Stock Units with each Common Stock Unit consisting of: (i) one share of our voting common stock, (ii) a Series A warrant to purchase one share of our common stock, (iii) a Series B warrant to purchase one Series B Unit with each Series B Unit consisting of (a) one share of our common stock and (b) a Series B-1 Warrant to purchase one share of our common stock, and (iv) a Series C Warrant to purchase one Series C Unit with each Series C Unit consisting of (a) one share of our common stock and (b) a Series C-1 Warrant to purchase one share of our common stock in connection with the conversion of a $2.0 million convertible note, as amended, issued pursuant to the Settlement Agreement dated March 9, 2024, which may result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “$2.0 million Convertible Note Proposal”).

Proposal 4:	To approve for purposes of complying with NYSE American Rule 713(a), the issuance of shares of voting Common Stock (and/or securities convertible into or exercisable for voting Common Stock), in connection with the Standby Equity Purchase Agreement dated December 10, 2024 as may be amended (the “SEPA”), which may result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “SEPA Proposal”).

Proposal 5:	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal (“Adjournment Proposal”).

No other matters will be presented at the Special Meeting.

How do I vote?

You are invited to attend the virtual Special Meeting online to vote on the proposals described in this Proxy Statement during the Special Meeting. If you are a stockholder of record entitled to vote the shares, you may vote your shares by simply following the instructions below to vote via the Internet, by telephone or by mail. Even if you intend to attend the Special Meeting online, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record of Common Stock entitled to vote then you may vote those shares at https://web.lumiconnect.com/275127498 (password: calidi2024) during the Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that was mailed to you. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote at that time even if you have already voted by proxy. If voting online or by telephone, you have until 11:59 PM EST on June 5, 2024 to vote.

●	Voting via the Internet. To vote through the Internet before the Special Meeting, go to www.voteproxy.com and follow the on-screen instructions to complete an electronic proxy card. You will need to review the information included on your proxy card. We encourage you to vote via the Internet. Vote online/phone until 11:59 PM EST the day before the meeting.

●	Voting by telephone. To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.

●	Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that was delivered to you by mail and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

●	Voting at the Special Meeting. To vote at the Special Meeting, you must join live online at visit https://web.lumiconnect.com/275127498 (password: calidi2024). The webcast will start at 9:00 a.m., Pacific Time. To participate and vote in the Special Meeting, you will need to review the information included on your proxy card or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the Special Meeting online.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Special Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. To vote at the Special Meeting, contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

In addition to providing stockholders of record a printed proxy to vote by mail, we also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions; however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record entitled to vote and do not vote by telephone, through the Internet, by completing your proxy card, or at https://web.lumiconnect.com/275127498 (password: calidi2024). during the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under NYSE Rule 452. Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” We understand that Proposal 1 (Reverse Stock Split Proposal) and Proposal 5 (Adjournment Proposal) are considered “routine” matters under NYSE Rule 452 and, accordingly, broker non-votes are not expected on these proposals. We understand that Proposal 2 ($1.0 million Convertible Note Proposal), Proposal 3 ($2.0 million Convertible Note Proposal) and Proposal 4 (SEPA Proposal) are considered “non-routine” matters under NYSE Rule 452 and, accordingly, broker non-votes are expected on these proposals.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” Proposal 1 (Reverse Stock Split Proposal), “For” Proposal 2 ($1.0 million Convertible Note Proposal), “For” Proposal 3 ($2.0 million Convertible Note Proposal), “For” Proposal 4 (SEPA Proposal) and “For” Proposal 5 (Adjournment Proposal).

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board of Directors asks you to appoint Wendy Pizarro, Chief Legal Officer and Andrew Jackson, the Chief Financial Officer, as your proxy holders to vote your shares at the Special Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

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If appointed by you, either one of the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board of Directors at the time this Proxy Statement was printed and which, under our amended and restated bylaws, as further amended (“Bylaws”), may be properly presented for action at the Special Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit a properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to Wendy Pizarro, Corporate Secretary, or Andrew Jackson, Chief Financial Officer, which is received by the Company or Equiniti Trust Company, LLC.

●	You may attend the Special Meeting via the live webcast and vote. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Special Meeting.

Your most recent vote, whether at the Special Meeting, by proxy card or by telephone or Internet proxy, is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How many votes are needed to approve each proposal?

●	For Proposal 1. The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 1. Abstentions will have no effect on the outcome of Proposal 1. Because brokers have discretionary authority to vote on Proposal 1, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 1.

●	For Proposal 2. The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 2. Abstentions will have no effect on the outcome of Proposal 2 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 2. This Proposal 2 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 2, we expect broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 2.

●	For Proposal 3. The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 3. Abstentions will have no effect on the outcome of Proposal 3 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 3. This Proposal 3 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 3, we expect broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 3.

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●	For Proposal 4. The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 4. Abstentions will have no effect on the outcome of Proposal 4 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 4. This Proposal 4 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 4, we expect broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 4.

●	Proposal 5. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for approval of the Adjournment Proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal. We understand that this Adjournment Proposal will be considered “routine” by the NYSE and, because brokers have discretionary authority to vote on Proposal 3, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 5.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, in person or by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. There were 48,959,284 shares of our Common Stock outstanding and entitled to vote on the Record Date (excluding the Escalation Shares which are Non-Voting Common Stock) Therefore, a quorum will be present if 16,319,762 shares of our Common Stock, are present in person or represented by executed proxies timely received by us at the Special Meeting. Shares present virtually during the Special Meeting will be considered shares of Common Stock represented in person at the meeting.

Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the Special Meeting?

If a quorum is not present or represented at the Special Meeting, then under our Bylaws either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.

Therefore, if the shares present in person or represented by proxy at the Special Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Special Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

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What does it mean if I receive more than one Proxy Statement?

If you receive more than one Proxy Statement, your shares may be registered in more than one name or held in different registered accounts. Please follow the voting instructions on the proxy card to ensure that all of your shares are voted.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When will the Reverse Stock Split be effective?

The effectiveness of the Reverse Stock Split, or the abandonment thereof notwithstanding stockholder approval, will be determined by the Board, and if implemented following the Special Meeting any time. The text of the proposed form of First Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation for the Reverse Stock Split is attached hereto as Appendix A (“Certificate of Amendment”). If approved by stockholders and implemented by the Board within the rules of the NYSE American, the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the applicable filed Certificate of Amendment.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. No stockholder has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. No directors or employees will be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Special Meeting stockholders, banks and brokers can contact us at by email at ir@calidibio.com or by phone (858) 794-9600.

Householding of Proxy Materials

We have adopted an SEC approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Special Meeting of Stockholders, Proxy Statement and other proxy materials, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Special Meeting of Stockholders, Proxy Statement and or proxy materials from the other stockholder(s) sharing your address, please direct your written request to Calidi Biotherapeutics, Inc., Attention: Corporate Secretary, 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Special Meeting of Stockholders, Proxy Statement and proxy materials, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Special Meeting of Stockholders, Proxy Statement and proxy materials, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

 If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Equiniti Trust Company, LLC at (877) 248-6417.

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Postponement or Adjournment of the Special Meeting

When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the Special Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which may have been transacted at the Special Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Interest of Certain Persons in Matter to be Acted Upon

Except for the Voting Agreement relating to the Reverse Stock Split (as described under Reverse Stock Split Proposal), no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposals 1- 5 that is not shared by all other stockholders.

PROPOSAL 1

To approve an amendment to our SECOND AMENDED AND RESTATED Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix A, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common STock and Non-Voting Common Stock, at a ratio BETWEEN 1-for-10 AND 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement

General

Our Board has adopted and is recommending that our stockholders approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between 10 and 50, with the exact ratio within such Range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the amendment notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix A to this Proxy Statement (the “Reverse Stock Split Amendment”). The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and is submitting such amendment for consideration by our stockholders at the Special Meeting.

By approving this proposal, stockholders will approve an amendment to our Second Amended and Restated Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Common Stock between 10 and 50, inclusive, would be combined into one (1) share of our Common Stock (which includes Voting Common Stock and Non-Voting Common Stock). Upon receiving stockholder approval, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved Range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board may also elect not to effect the Reverse Stock Split.

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The Board’s decision as to whether and when to effect the Reverse Stock Split and the ratio of such Reverse Stock Split will be based on a number of factors, including the market conditions, the historical, then-existing and expected trading price of our Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Common Stock and on the continued listing requirements of NYSE American, and its contractual obligations under the Purchase Agreement (as described below) in connection with a completed financing in April 2024. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-10 to 1-for-50 but would not effect a decrease to the number of shares of Common Stock and Non-Voting Common Stock that the Company will be authorized to issue, the proposed Reverse Stock Split Amendment would result in a relative increase in the number of authorized and unissued shares of our Common Stock and Non-Voting Common Stock. For more information on the relative increase in the number of authorized shares of our common stock, see “Effects of the Reverse Stock Split on Authorized Share Capital” below.

We believe that the Range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 50 shares of our outstanding Common Stock would be combined and reclassified into one (1) share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the public equity capital markets. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

Purpose and Background of the Reverse Stock Split

On April 27, 2024, the Board approved the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split for the following reasons:

●	pursuant to that certain securities purchase agreement dated April 16, 2024 entered into by and among the Company and certain purchasers (the “Purchase Agreement”) in connection with the public offering of an aggregate of 13,232,500 Common Stock Units and 1,965,000 Pre-Funded Warrant Units (“PFW Units”) at an effective combined purchase price of $0.40 per Common Stock Unit or PFW Unit for aggregate gross proceeds of approximately $6.077 million before deducting placement agent fees and offering expenses payable by the Company (the “April Public Offering”), the Company agreed to hold a meeting of stockholders on or prior to the seventy-fifth (75th) calendar day following the closing date for the purpose of obtaining stockholder approval to consummate a reverse stock split of our common stock. In addition, pursuant to the Purchase Agreement, the Company agreed to consummate a reverse stock split of its Common Stock if the Volume-Weighted Average Price (“VWAP”) for the Company’s Common Stock is below $0.20 at any time following the Company’s next annual meeting of shareholders; and

●	the Board believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help facilitate the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the public equity capital markets, to generally stimulate investor interest in the Company and help attract, retain, and motivate employees.

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Facilitation of Future Capital Raising

The Company needs additional capital to continue operations. The Board believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets. We intend to raise capital through equity or debt financing to fund our current operations. Such additional financing could take a variety of forms, including a private investment in common stock or preferred equity securities, convertible debt securities or other debt financing, rights offering or public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our long-term roadmap, our ability to demonstrate execution of our business plan, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all.

The sale of additional equity would result in significant dilution to our stockholders. Failure to raise additional capital through equity or debt financing would have a material adverse effect on our ability to meet our short and long-term liquidity needs and achieve our business objectives. The Board believes that the Reverse Stock Split would facilitate the Company’s ability to raise additional equity capital in particular, including due to the expected resulting pro rata increase in the per share market price of our Common Stock, as described under “Potential Increased Investor Interest” below. The Board believes that a pro rata increase in per share market price of Common Stock following a Reverse Stock Split would enhance the Company’s ability to raise capital to fund its current operations.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split Amendment, the Board considered that the Reverse Stock Split and the expected resulting pro rata increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders.

We believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Common Stock.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and our ability to raise additional capital. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

In light of the factors mentioned above, our Board believes that the Reverse Stock Split is in our stockholders’ best interests and unanimously approved the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

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Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. In addition, even if the market price of our Common Stock increases as a result of the Reverse Stock Split, there is no assurance that the price increase will continue. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

We Need to Raise Capital Which Will Increase Downward Pressure On the Price of Our Common Stock.

We will need to raise capital through the sale of our Common Stock or Common Stock equivalents to finance our business objectives. The price at which we may sell our Common Stock and Common Stock equivalents will most likely be at prices below the then trading price for a share of our Common Stock. The raising of capital through the sale of our Common Stock and Common Stock equivalents at prices below the then trading price will create downward pressure on the trading price for a share of Common Stock and may lead to a decrease in our overall market capitalization discussed above.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders our Board will not have the authority to effect the Reverse Stock Split.

Pursuant to the Purchase Agreement, the Company agreed to hold an annual or special meeting of stockholders on or prior to the seventy-fifth (75th) calendar day following April 18, 2024 for the purpose of obtaining approval as may be required by the applicable rules and regulations of the NYSE American (or any successor entity) from the shareholders of the Company to consummate a reverse stock split of the Company’s Common Stock (“Stockholder Approval”), with the recommendation of the Company’s Board of Directors that such proposal is approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Stockholder Approval at the first meeting, the Company will be required to call a meeting within every forty-five (45) day period thereafter to seek Stockholder Approval until the earlier of the date on which Shareholder Approval is obtained or the Pre-Funded Warrants or the Series A Warrants, Series B Warrants, Series B-1 Warrants, Series C Warrants and Series C-1 Warrants (collectively “Common Warrants”) are no longer outstanding.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be no more than 1-for-50.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. The Board will determine the specific Revserse Stock Split ratio consistent with continuing to the meet the listing requirements of the NYSE American, including maintaining the minimum number of holders immediately after effecting such Reverse Stock Split. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

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We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, and outstanding shares of Non-Voting Stock, by a Reverse Stock Split ratio between 1-for 10 and 1-for-50. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain at $0.0001. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Effects of the Amendment on our Common Stock

If the Reverse Stock Split is effected, each stockholder will own fewer shares of our Common Stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock, the proposed Reverse Stock Split Amendment will result in a relative increase in the number of authorized and unissued shares of our Common Stock. All outstanding options to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. All outstanding warrants, including the Public Warrants and other warrants, will be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

As of the Record Date, the Company had 48,959,284 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio between 1-for-10 and 1-for-50, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 4,895,928 shares and 979,185 shares, respectively. In addition, if the Reverse Stock Split is effected at a ratio between 1-for-10 and 1-for-50, based on the number of outstanding shares as of the Record Date, after the Reverse Stock Split the public float would be approximately 3,315,652 shares and 663,130 shares.

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We are currently authorized to issue a maximum of 330,000,000 shares of Common Stock, having a par value of $0.0001 per share, of which 312,000,000 are designated as Voting Common Stock, and 18,000,000 are designated as Non-Voting Common Stock. As of the Record Date, there were 48,959,284 shares of our Voting Common Stock issued and outstanding, and 18,000,000 shares of Non-Voting Common Stock, issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. In connection with our business combination with First Light Acquisition Group, Inc. (“FLAG”), each Calidi stockholder is entitled to earn, on a pro rata basis, up to 18,000,000 shares of Non-Voting Common Stock (the “Escalation Shares”) provided that certain price hurdles are achieved. During a certain escalation period, Calidi stockholders may be entitled to receive up to 18,000,000 in the aggregate with incremental releases of 4,500,000 shares upon the achievement of each share price hurdle if the trading price of Common Stock is $12.00, $14.00, $16.00 and $18.00, respectively, for a period of any 20 days within any 30-consecutive-day trading period. Accordingly, the Escalation Shares are in escrow, subject to cancellation if the applicable price hurdles are not achieved. While in escrow, the Escalation Shares have no voting rights. If the Reverse Stock Split is effected, the number of Escalation Shares outstanding, as well as each share price hurdle, will be adjusted on a pro-rata basis.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Except as disclosed in this Proxy Statement, and our intent to raise capital through the issuance of our equity and equity-based securities in order to achieve our business objectives, and we do not currently have any other plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-10 , 1-for-30, 1-for-50 based on share information as of the close of business on April 26, 2024, but does not give effect to any other changes, including any issuance of securities after April 26, 2024 and treatment of any fractional shares. The table below does not include 1,000,000 shares of Preferred Stock authorized (all of which are undesignated and none of which are outstanding) under the Second Amended and Restated Certificate of Incorporation. The figures below do not give effect to the treatment of fractional shares.

	Number of shares of Common Stock before Reverse Stock Split	1-for 10	1-for-30	1-for-50
Authorized(1)	312,000,000	312,000,000	312,000,000	312,000,000
Issued and Outstanding(2)	48,959,284	4,895,928	1,631,976	979,186
Issuable under Outstanding Equity Awards(3)	11,515,674	1,151,567	383,856	230,313
Reserved for future issuance pursuant to the Equity Plans(4)	3,604,587	360,459	120,153	158,222
Issuable under Warrants(5)	61,729,529	6,172,953	2,057,651	1,234,591
Authorized but Unissued and Unreserved(6)	186,190,926	305,827,047	307,806,364	309,397,688
Notes

(1)	Consists of 312,000,000 shares designated as Voting Common Stock, and excludes 18,000,000 shares designated as Non-Voting Common Stock. We do not intend to issue any Non-Voting Common Stock in the future.
(2)	Consists of (i) 48,959,284 shares of Voting Common Stock, and (ii) excludes 18,000,000 shares of Non-Voting Common Stock (representing the Escalation Shares held in escrow by the transfer agent). If the Reverse Stock Split is adopted, the Escalation Shares would be subject to the Reverse Stock Split and the number of Escalation Shares outstanding would be 1,800,000, 600,000 and 360,000 respectively after giving effect to the Range of Reversed Stock Split indicated in the table.
(3)	Consists of shares reserved for issuance pursuant to outstanding stock options and restricted stock units.
(4)	Consists of shares reserved for future issuance under the Plans, excluding shares issuable under outstanding stock options and restricted stock units.
(5)	Consists of all outstanding warrants as of April 26, 2024, including Public Warrants, Private Warrants, Common Warrants, Placement Agent Warrants and Pre-Funded Warrants.
(6)	Consists of shares of Common Stock authorized but unissued and unreserved for future issuance but unissued and unreserved for future issuance after giving effect to the Range of Reverse Stock Split indicated in the table. We do not intend to issue any Non-Voting Common Stock in the future.

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The Common Stock and the Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the Common Stock and the Public Warrants under the Exchange Act. After the Reverse Stock Split, the Common Stock would continue to be listed on the NYSE American under the symbol “CLDI” (although NYSE American would likely add the letter “D” to the end of the trading symbol temporarily to indicate that the Reverse Stock Split has occurred) and the Public Warrants would continue to be quoted on the NYSE American under the symbol “CLDIW.”

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards (1) granted under the 2019 Equity Incentive Plan of Calidi which were assumed by us in connection with the Business Combination, (2) under our 2023 Employee Stock Purchase Plan (the “ESPP”) and (2) 2023 Equity Incentive Plan (“2023 Plan” and together with the ESPP, the “Equity Plans”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Equity Plans; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Equity Plans, will be proportionally adjusted to give effect to the Reverse Stock Split; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plans, as well as any plan limits on the size of such grants (e.g., the plans limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be proportionately adjusted as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects on CUSIP Number

If the Reverse Stock Split is effectuated, the post-Reverse Stock Split shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

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Effects of the Reverse Stock Split on Authorized Share Capital

Although the number of authorized shares of our Voting Common Stock and Non-Voting Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Voting Common Stock and Non-Voting Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Voting Common Stock and Non-Voting Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. As described above, the Reverse Stock Split would have the effect of reducing the number of outstanding shares of Voting Common Stock and Non-Voting Common Stock . Therefore, because the total number of authorized shares of Voting Common Stock and Non-Voting Common Stock will not change as a result of the Reverse Stock Split, upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Voting Common Stock and Non-Voting Common Stock that are not issued or reserved for issuance would increase. All authorized but unissued shares that are not reserved for issuance would remain available for issuance by the Board for general corporate purposes at any time, at its discretion, without stockholder approval. If the Board were to authorize the subsequent issuance of any such shares, such issuances could dilute the ownership interests of holders of Common Stock. We do not intent to issue and further shares of Non-Voting Common Stock in the future.

Effects of the Reverse Stock Split on Currently Outstanding Public Warrants

As of the Record Date, the Company had outstanding public warrants to purchase 11,500,000 shares of Common Stock (the “Public Warrants”), all of which entitle a holder to purchase one share of the Common Stock at an exercise price of $11.50 per share. Pursuant to the Warrant Agreement as amended, by and between us and Equiniti Trust Company, LLC as warrant agent (the “Warrant Agreement”), the number of shares of Common Stock issuable upon exercise of each Public Warrant shall be decreased in proportion to the decrease in outstanding shares of our Common Stock. Notwithstanding the foregoing, the Warrant Agreement provides that the Company may not issue fractional shares upon the exercise of the Public Warrants, and the number of shares to be issued upon such exercise will be adjusted as described in the Warrant Agreement. The exercise price for each Public Warrant shall also be adjusted (to the nearest cent) by multiplying such exercise price immediately prior to the Reverse Stock Split by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Public Warrants immediately prior the Reverse Stock Split, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

The Public Warrants are currently registered under Section 12(b) of the Exchange Act are listed on the NYSE American under the symbol “CLDI WS. “ The Reverse Stock Split would not affect the registration of our Public Warrants under the Exchange Act.

Effects of the Reverse Stock Split on Currently Outstanding Common Warrants

As of the Record Date, the Company had outstanding Common Warrants (exclusive of Public and Private Warrants) to purchase 45,592,500 shares of Common Stock, with each Common Warrant entitling a holder thereof to purchase one share of the Common Stock at an exercise price of $0.60 per share, subject to adjustment. The exercise price of the Common Warrants is subject to adjustment upon the effectiveness of a reverse stock split. Upon a reverse stock split, the exercise price shall be reduced, and only reduced, to the lesser of (i) the then exercise price and (ii) 90% of the lowest VWAP for the five (5) trading day period immediately prior to the effective date of the reverse stock split (the “Reset Exercise Price”), which shall thereafter be the new exercise price, subject to further adjustment hereunder, and such five (5) trading day period shall be referred to herein as a “Reset Measurement Period”. Notwithstanding the foregoing, the warrant holder shall have the right to exercise the common warrant, in whole or in part, during the Reset Measurement Period at the Reset Measurement Period Exercise Price defined as follows. The Reset Measurement Period Exercise Price for the Common Warrant so exercised during the Reset Measurement Period will be equal to the 90% of lowest VWAP for the period beginning on the first Trading Day on the Reset Measurement Period and ending on the trading day preceding the date of exercise (the “Reset Measurement Period Exercise Price”). For clarity, in the event the holder not exercise the Common Warrant, or only in part, during the Reset Measurement Period, the exercise price for the unexercised Warrant will equal the Reset Exercise Price. In addition, the exercise price of the Common Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s Common Stock. In the event of a fundamental transaction, as described in the Common Warrants, each of the holders of the Common Warrants will have the right to exercise its Common Warrant and receive the same amount and kind of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if such holder had been, immediately prior to such fundamental transaction, the holder of shares of the Company’s Common Stock issuable upon the exercise of its Common Warrant. Additionally, in the event of a fundamental transaction within the Company’s control, as described in the Common Warrants, each holder of the Common Warrants will have the right to require the Company to repurchase the unexercised portion of its Common Warrant at its fair value using a variant of the Black Scholes option pricing formula. In the event of a fundamental transaction that is not within the Company’s control, each holder of the Common Warrants will have the right to require the Company or a successor entity to redeem the unexercised portion of its Common Warrant for the same consideration paid to the holders of the Company’s Common Stock in the fundamental transaction at the unexercised Comon Warrant’s fair value using a variant of the Black Scholes option pricing formula. In addition, the exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

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In addition, the exercise price of the Common Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s Common Stock. Upon occurrence of an adjustment event, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of such Common Warrant will be proportionately adjusted such that the aggregate exercise price of the Common Warrant will remain unchanged.

The Common Warrants and the Common Stock issuable upon exercise of the Common Warrants are currently registered pursuant to registration statement on Form S-1, as amended filed with the SEC and declared effective on April 15, 2024. The Reverse Stock Split would not affect the registration of such securities under the Exchange Act.

Effects of the Reverse Stock Split on Private Warrants

As of the Record Date, we had 1,912,154 warrants outstanding to purchase a share of Common Stock at an exercise price of $11.50. These 1,912,154 warrants (“Private Warrants”) were issued in connection with FLAG’s formation. If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of Private Warrants into shares of Common Stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final ratio, subject to our treatment of fractional shares.

Effects of the Reverse Stock Split on Pre-Funded Warrants

As of the Record Date, we had 1,965,00 Pre-Funded Warrants outstanding to purchase a share of Common Stock at an exercise price of $0.001. These Pre-Funded Warrants were issued in connection with the April Public Offering. The exercise price of the Pre-Funded Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s Common Stock. Upon occurrence of an adjustment event, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of such Pre-Funded Warrant will be proportionately adjusted such that the aggregate exercise price of the Pre-Funded Warrant will remain unchanged.

The Pre-Funded Warrants and the Common Stock issuable upon exercise of the Pre-Funded Warrants are currently registered pursuant to registration statement on Form S-1, as amended filed with the SEC and declared effective on April 15, 2024. The Reverse Stock Split would not affect the registration of such securities under the Exchange Act.

Effects of the Reverse Stock Split on Placement Agent Warrants

As of the Record Date, we had 759,875 warrants to purchase a share of Common Stock at an exercise price of $0.66 (“Placement Agent Warrants”). The Placement Agent Warrants were issued to our placement agent in connection with the April Public Offering, The exercise price of the Placement Agent Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s Common Stock. Upon occurrence of an adjustment event, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of such Placement Agent Warrant will be proportionately adjusted such that the aggregate exercise price of the Placement Agent Warrant will remain unchanged.

The Placement Agent Warrants and the Common Stock issuable upon exercise of the Placement Agent Warrants are currently registered pursuant to registration statement on Form S-1, as amended filed with the SEC and declared effective on April 15, 2024. The Reverse Stock Split would not affect the registration of such securities under the Exchange Act.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Equity Plans, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later date as determined by the Board as set forth in the Reverse Stock Split Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

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Uncertificated Shares-Book Entry

Our Common Stock is electronically designated in “book-entry” form and stockholders will have their holdings electronically adjusted by the transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Anti-takeover Effects of Proposed Amendments

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Second Amended and Restated Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Interests of Directors and Executive Officers and Voting Agreement

As a condition to the consummation of the April Public Offering, pursuant to the Purchase Agreement entered into with investors, the Company agreed to hold a meeting of stockholders on or prior to the seventy-fifth (75th) calendar day following the closing date, April 18, 2024, for the purpose of Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal is approved, and the Company agreed solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. In addition, each of our officers and directors have entered into voting agreements to vote all shares of common stock over which they have voting control to approve, among other proposals, an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split with respect to our issued and outstanding common stock at a ratio to be determined by the Board of Directors.

In addition, certain of our officers and directors have an interest in the Reverse Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Split Proposal that are different than or greater than those of any of our other stockholders.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

Approval of the amendment to our Second Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the votes cast for at the Special Meeting. Abstentions will have no effect on the outcome of Proposal 1. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 1.

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PROPOSAL 2

To approve for purposes of complying with NYSE American Rule 713(a), the issuance of shares of voting Common Stock (and/or securities convertible into or exercisable for voting Common Stock), in connection with the conversion of the Convertible Note dated January 26, 2024 into COMMON STOCK UNITS and COMMON STOCK issuable upon THE EXERCISE OF COMMON WARRANTS, which may result in potential issuances of COMMON STOCK of over 20% of the THEN issued and outstanding shares of Common Stock (the “$1.0 million CONVERTIBLE Note Proposal”).

General

Our Common Stock and Public Warrants are listed on the NYSE American. We are subject to NYSE American Rule 713(a), which requires us to obtain stockholder approval when shares that will be issued in connection with a transaction involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock) equal 20% or more of our outstanding shares of Common Stock on the date of any such sale, issuance or potential issuance for less than the greater of book or market value of the shares.

Background and Description of $1.0 Million Convertible Promissory Note

On January 26, 2024, the Company entered into a convertible promissory note purchase agreement (the “2024 Purchase Agreement”) with an Accredited Investor (the “$1.0 million Convertible Note Investor”) for a loan in the principal amount of $1.0 million (the “2024 Convertible Note Loan”). In connection with the 2024 Convertible Note Loan, the Company issued a one-year convertible promissory note evidencing the aggregate principal amount of $1.0 million under the Loan, which accrues at a 12.0% simple interest rate per annum (the “ $1.0 million Convertible Note”).

The $1.0 million Convertible Note also provides the $1.0 million Convertible Note Investor a voluntary right to convert all, but not less than all, the principal amount and accrued interest into shares of the Company’s common stock at a conversion rate equal to a 10% discount to the 10-day VWAP as determined immediately before January 26, 2024. In addition, upon such voluntary conversion by the $1.0 million Convertible Note Investor, the $1.0 million Convertible Note Investor will be entitled to a warrant for 50% of the number of shares of the Company’s common stock issued upon the Note conversion at an exercise equal to 120% of the Conversion Price (the “Note Warrant”). Further, in the event the Company consummates a public offering prior to the maturity date of the Convertible Note, the Convertible Note and accrued interest will be subject to a mandatory conversion into the equity securities of the Company issued and sold to investors in such public offering, equal to the price per share of the equity security sold to other purchasers and subject to similar terms and conditions of such public offering, except that such equity securities received under a mandatory conversion will be restricted securities

In connection with the closing of the April Public Offering, the $1.0 million Convertible Note in the principal amount of $1,000,000 (excluding interest for purposes of calculation) became subject to mandatory conversion into an aggregate of 2,500,000 Common Units with each Common Unit consisting of one share of Common Stock and one Series A Warrant to purchase one share of common stock at $0.60 per share, a Series B Warrant to purchase a Series B Unit with each Series B Unit consisting of (a) a share of common stock and (b) Series B-1 Warrant to purchase a share of our common stock, and (c) a Series C Warrant to purchase a Series C unit consisting of (a) share of common stock, and (b) a Series C-1 Warrant to purchase a share of common stock, based on a combined public offering price of $0.40 per Common Stock Unit. The Series A Warrants will expire five years from the closing date of this offering. The Series B Warrants will expire twelve months from the closing date of this offering. The Series B-1 Warrants will only be issued upon exercise of the Series B Warrants, and will expire five years from the date of issuance. The Series C Warrants will expire four months from the closing date of this offering. The Series C-1 Warrants will only be issued upon exercise of the Series C Warrants, and will expire five years from the date of issuance. The exercise price of the Common Warrants is subject to adjustment upon the effectiveness of a reverse stock split. Upon a reverse stock split, the exercise price shall be reduced, and only reduced, to the lesser of (i) the then exercise price and (ii) 90% of the lowest VWAP for the five (5) trading day period immediately prior to the effective date of the reverse stock split (the “Reset Exercise Price”), which shall thereafter be the new exercise price, subject to further adjustment hereunder, and such five (5) trading day period shall be referred to herein as a “Reset Measurement Period”. Notwithstanding the foregoing, the warrant holder shall have the right to exercise the common warrant, in whole or in part, during the Reset Measurement Period at the Reset Measurement Period Exercise Price defined as follows. The Reset Measurement Period Exercise Price for the Common Warrant so exercised during the Reset Measurement Period will be equal to the 90% of lowest VWAP for the period beginning on the first Trading Day on the Reset Measurement Period and ending on the trading day preceding the date of exercise (the “Reset Measurement Period Exercise Price”).

For a further description of the 2024 Purchase Agreement, see Exhibit 10.1 to Form 8-K filed on February 1, 2024 and the Series A Warrant, Series B Warrants, Series B-1 Warrants, Series C and Series C-1 Warrants, see form of warrants filed as exhibits to Amendment No. 5 to Registration Statement on Form S-1 filed on April 15, 2024.

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Why Approval is Needed

As noted above, the number of shares of Common Stock issuable upon conversion of the $1.0 million Convertible Note and the exercise of the Common Warrants issued in connection with the conversion of the $1.0 million Convertible Note would be more than 20% of our Common Stock outstanding. NYSE American Rule 713(a) requires that we obtain stockholder approval of the issuances of Common Stock and/or securities convertible into, or exercisable for, Common Stock in excess of 20% of our current issued and outstanding shares of Common Stock. Accordingly, we seek your approval of Proposal 2 to issue the maximum number of shares upon conversion of the $1.0 Convertible Note and exercise of the Common Warrants issued upon conversion of the $1.0 million Convertible Note in order to satisfy the requirements of NYSE American Rule 713(a).

Effect on Current Stockholders; Dilution

The $1.0 million Convertible Note does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to the $1.0 million Convertible Note Investor upon conversion of the Convertible Note and the exercise of the Conversion Warrants will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders.

The availability for sale of a large amount of shares by the $1.0 million Convertible Note Investor may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the $1.0 million Convertible Note Investor to address the possible effect on the price of our Common Stock of the sale by the $1.0 million Convertible Note Investor of its shares.

No Dissenters Rights

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal 2, and we will not independently provide stockholders with any such right.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 2 at the Special Meeting, the Company intends to hold another shareholder meeting to seek approval.

Vote Required

The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 2. Abstentions will have no effect on the outcome of Proposal 2 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 2. This Proposal 2 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 2, we expect broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3

To approve for purposes of complying with NYSE American Rule 713(a) , the issuance of shares of voting Common Stock (and/or securities convertible into or exercisable for voting Common Stock), in connection with the conversion of the A $2.0 MILLION CONVERTIBLE Note, as amended, issued pursuant to A Settlement Agreement dated March 9, 2024, which may result in potential issuances of COMMON STOCK of over 20% of the issued and outstanding shares of Common Stock (the “$2.0 million CONVERTIBLE Note Proposal”).

General

Our Common Stock and Public Warrants are currently listed on the NYSE American. We are subject to NYSE American Rule 713(a), which requires us to obtain stockholder approval when shares may be issued in connection with a transaction involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of our outstanding shares of Common Stock on the date of any such sale, issuance or potential issuance for less than the greater of book or market value of the shares.

Background and Description of $2.0 million Convertible Note

$2.0 Million Convertible Note and Unasserted Claim Settlement

On March 8, 2024, the Company entered into settlement agreement (“Settlement Agreement”) with an investor (“Settlement Investor”) who previously enter into a series of related agreements including (i) an agreement with Calidi Cure to fund the purchase of Calidi Series B Preferred Stock; (ii) a Non-Redemption Agreement with the Company; (iii) an OTC Equity Prepaid Forward Purchase Agreement with the Company; and (iv) a Subscription Agreement with the Company (items (i) through (iv) collectively “the Supplemental Funding Agreements”) for the purpose of satisfying the “Minimum Cash Condition” required under the Business Combination agreement between FLAG and Calidi Biotherapeutics, Inc., a Nevada corporation among others. Pursuant to the Settlement Agreement, (i) the investor purchased a $2.0 million convertible note from the Company for cash (“$2.0 million Convertible Note”) and (ii) the Company issued to the investor a $1.5 million convertible note in consideration for the settlement of all claims related to the Supplemental Funding Agreements. The $1.5 million convertible note was paid in full upon closing of the April Public Offering.

The $2.0 million Convertible Note bears semiannual interest at 10.0% per annum and matures on March 8, 2028, unless due earlier due to an event of a default. After the earlier of 180 days or the effective date of a registration statement registering the Company’s common stock underlying the $2.0 million Convertible Note, the Company may prepay the $2.0 million Convertible Note, including any interest earned thereon, without penalty. The $2.0 million Convertible Note provides the Settlement Investor a right to convert in whole or in part, the Principal Amount (as defined in the $2.0 million Convertible Note) and accrued interest earned thereon into shares of the Company’s Common Stock at an initial note conversion price equal to 94.0% of the 10-day VWAP ending the business day preceding execution of the $2.0 million Convertible Note, subject to a reset note conversion price equal to 94.0% of 10-day VWAP ending on the thirtieth (30th) day after the effective date of the registration statement registering the common stock underlying the $2.0 million Convertible Note. In the event the Company completes a financing (i) of at least $8 million in an offering registered with the SEC; or (ii) of at least $2 million with a non-affiliated purchaser at an effective price of at least 150.0% of the initial note conversion price, then the $2.0 million Convertible Note will be subject to mandatory conversion at the lower of the initial note conversion price and reset note conversion price.

For a further description of the $2.0 million Convertible Note, see Exhibit 10.2 filed as exhibit to Form 8-K filed on March 12, 2024 and also Amendment to $2.0 million Convertible Note filed as Exhibit 10.46 to Amendment No. 2 to Form S-1 filed on April 1, 2024.

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Why Approval is Needed

As described above, based on an initial note conversion price of approximately $1.03 per share which represents 94.0% of the 10-day VWAP ending the day prior to March 8, 2024, the aggregate principal amount of the $2.0 million Convertible Note excluding accrued interest, would be converted into approximately 2,427,185 shares of our common stock. In addition, because of the reset note conversion price is equal to 94.0% of 10-day VWAP ending on the thirtieth (30th) day after the effective date of the registration statement registering the common stock underlying the $2.0 million Convertible Note, the number of shares of common stock that may be issued based on a closing price of $0.16 per share as of the Record Date, the number of the shares of Common Stock issuable would be more than 20% of our Common Stock outstanding. The actual conversion price may be lower or higher than Record Date closing price of $0.16 per share. NYSE American Rule 713(a) requires that we obtain stockholder approval of the issuances of Common Stock and/or securities convertible into, or exercisable for, Common Stock in excess of 20% of our current issued and outstanding shares of Common Stock. Accordingly, we seek your approval of Proposal 3 to issue upon conversion of the $2.0 million Convertible Promissory Note more than 20% of the outstanding shares of common stock as of the date of the $2.0 million Convertible Promissory Note in order to satisfy the requirements of NYSE American Rule 713(a).

Effect on Current Stockholders; Dilution

The $2.0 million Convertible Note does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to the investor pursuant to the terms of the $2.0 million Convertible Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders.

After 180 days after the issuance thereof, we have agreed to file a resale registration statement for the shares of common stock issuable upon conversion of the Settlement Agreement. Sales pursuant to an effective registration statement or under Rule 144 of the Securities Act of 1933, as amended, would result in a significant decline in the public trading price of our common stock .The availability for sale of a large amount of shares by the Settlement Investor may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the Settlement Investor to address the possible effect on the price of our Common Stock of the sale by the Settlement Investor of its shares.

No Dissenters Rights

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal 3, and we will not independently provide stockholders with any such right

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 3 at the Special Meeting, Company will not be able to issue the shares it has contractually agreed to issue upon conversion of the $2.0 million Convertible Note in compliance with NYSE American Rule 713(a). In that event, the Company intends to hold another shareholder meeting to seek approval.

Vote Required

The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 3. Abstentions will have no effect on the outcome of Proposal 3 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 3. This Proposal 3 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 3, we expect broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

To approve for purposes of complying with NYSE American Rule 713(a), the issuance of shares of voting Common Stock (and/or securities convertible into or exercisable for voting Common Stock), in connection with the Standby Equity Purchase Agreement dated December 10, 2024 as may be amended (the “SEPA”), which may result in potential issuances of securities of over 20% of the issued and outstanding shares of Common Stock (the “SEPA Proposal”).

General

Our Common Stock and Public Warrants are currently listed on the NYSE American. We are subject to NYSE American Rule 713(a), which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of our outstanding shares of Common Stock on the date of any such sale, issuance or potential issuance for less than the greater of book or market value of the shares.

Background and Description of Standby Equity Purchase Agreement

On December 10, 2023, we entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Island exempt limited partnership (“Yorkville”). Pursuant to the SEPA, we have the right, but not the obligation, to sell to Yorkville up to $25,000,000 of our shares of Common Stock at our request any time during the 36 months following the execution of the SEPA. Subject to certain conditions set forth in the SEPA, including payment of an additional commitment fee, the Company will have the right to increase the commitment amount under the SEPA by an additional $25,000,000. Each sale under the SEPA may be for a number of shares of Common Stock equal to the lower of (i) an amount equal to 100% of the average of the Daily Traded Amount (as defined pursuant to the SEPA) during the five consecutive Trading Days immediately preceding an Advance Notice or (ii) 5,000,000 shares. The shares of Common Stock would be purchased at 97.0% of the Market Price (as defined pursuant to the SEPA).

We may not issue or sell any shares of Common Stock to Yorkville under the SEPA which, when aggregated with all other shares of Common Stock beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in Yorkville and its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). In addition, the issuance of shares under the SEPA would be subject to certain limitations, including that the aggregate number of shares of Common Stock issued pursuant to the SEPA cannot exceed 19.9% of the Company’s outstanding Common Stock as of December 10, 2023 (referred to as the “Exchange Cap”) unless such issuance of Common Stock in excess of the Exchange Cap complies with rules of the NYSE American.

As consideration for Yorkville’s commitment to purchase the Common Stock, upon execution of the SEPA, the Company is obligated to pay a structuring fee of $25,000 to an affiliate of Yorkville and issue $250,000 shares of Common Stock to Yorkville (the “Commitment Fee Shares”) which Commitment Fee Shares will be determined by dividing $250,000 by the lowest daily VWAP of the Common Stock during the 10 Trading Days immediately prior to December 10, 2023. On or around January 10, 2024, we issued an affiliate of Yorkville 138,750 shares of restricted Common Stock as the Commitment Fee Shares.

Yorkville’s obligation to purchase the Common Stock is subject to a number of conditions, including that a registration statement will be filed with the SEC registering the Commitment Fee Shares and the Common Stock to be issued pursuant to an Advance under the Securities Act and that such SEPA registration statement is declared effective by the SEC.

For a further description of the SEPA, see Standby Equity Purchase Agreement filed as Exhibit 10.1 to Exhibit 10.1 to Form 8-K filed on December 12, 2023.

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Why Approval is Needed and Proposed Use of Funds

As noted above, the number of shares to be sold to Yorkville under the SEPA is initially limited to 19.99% of the total number of shares of common stock outstanding as of December 10, 2023, until such time as the stockholders of the Company approve the issuance of additional shares. We are seeking such stockholder approval at the Meeting. In addition, we need financing to fund our operations. The SEPA will provide us with the ability to quickly raise capital within certain parameters set forth in the SEPA.

As described above, assuming full issuance of $25 million under the SEPA at formula based on current share prices, the number of shares of Common Stock issuable would be more than 20% of our Common Stock outstanding. NYSE American Rule 713(a) requires that we obtain stockholder approval of the issuances of Common Stock and/or securities convertible into, or exercisable for, Common Stock in excess of 20% of our current issued and outstanding shares of Common Stock. Accordingly, we seek your approval of Proposal 4 to issue the maximum number of shares under the SEPA in order to satisfy the requirements of NYSE American Rule 713(a).

Effect on Current Stockholders; Dilution

The SEPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to pursuant to the terms of the SEPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders.

The availability for sale of a large amount of shares issued under the SEPA may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the parties to the SEPA to address the possible effect on the price of our Common Stock of the sale by such parties of the SEPA of their shares.

No Dissenters Rights

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal 4, and we will not independently provide stockholders with any such right

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 4 at the Special Meeting, the Company may hold another shareholder meeting to seek approval.

Vote Required

The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 4. Abstentions will have no effect on the outcome of Proposal 4 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 4. This Proposal 4 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 4, we expect broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING,
IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES
IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL.

In this proposal, we are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Reverse Stock Split Proposal described in this Proxy Statement at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting without a vote on Proposal 1 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Special Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which may have been transacted at the original meeting.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for the Adjournment Proposal. We understand that this Adjournment Proposal will be considered “routine” by the NYSE American and, accordingly, broker non-votes are not expected on this proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying footnotes sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of April 26, 2024 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock on April 26, 2024;
●	each of the Company’s executive officers and directors; and
●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. To our knowledge, no shares beneficially owned by any executive officer, director or director nominee have been pledged as security. In addition, this table is based upon information Schedules 13D or 13G filed with the SEC.

The beneficial ownership information below is based on an aggregate of approximately 48,959,284 shares (excluding 18,000,000 Non-Voting Common Stock held in escrow) of Common Stock issued and outstanding as of April 26, 2024.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned securities.

Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock**
Five Percent and Greater Holders:
Allan Camaisa(2)	12,244,742	23.5%
AJC Capital, LLC (2)	5,493,307	10.6%
Jamir Trust(2)	6,083,830	12.4%
Scott Leftwich(3)	3,447,573	6.9%
Jackson Investment Group, LLC (10)	2,882,748	5.9%
Richard L. Jackson(11)	3,287,788	6.7%

Executive Officers and Directors:
Allan Camaisa(2)	12,243,007	23.5%
Andrew Jackson	-	-
Boris Radoslavov Minev(4)	604,391	1.3%
Wendy Pizarro Campbell(5)	265,401	*
Scott Leftwich(3)	3,447,573	6.9%
George Ng(6)	558,784	1.2%
Alan R. Stewart(7)	81,549	*
James Schoeneck(8)	1,904,776	3.8%
David LaPre(9)	6,250	*
All Executive Officers and Directors as a Group (nine individuals)	19,113,466	34.5%

*	Less than one percent (1%).
**	Based on 48,959,284 shares of common stock outstanding as of April 26, 2024, which excludes 18,000,000 Non-Voting Common Stock held in escrow which may be issued upon achieving certain share price hurdles, and includes shares issuable within sixty (60) days to the following entities or individuals respectively.

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(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121.
(2)	Includes (i) 65,565 shares of Common Stock held by Allan Camaisa, (ii) 132,321 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Camaisa, (iii) 469,719 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Camaisa, (iv) 2,676,446 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by AJC Capital, LLC (“AJC”), (v) 2,815,126 shares of Common Stock held by AJC, and (vi) 6,083,830 shares of Common Stock held by Jamir Trust. Mr. Camaisa is the sole managing member and owner of AJC and the sole trustee of Jamir Trust; as such, Mr. Camaisa may be deemed to have beneficial ownership of the Common Stock held by AJC and Jamir Trust.
(3)	Includes (i) 469,903 shares of Common Stock held by Scott Leftwich, (ii) 551,069 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Leftwich, (iii) 500,000 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Leftwich, (iv) 1,760,563 shares of Common Stock held by SECBL, LLC (“SECBL”), (v) 157,080 shares of Common Stock held by WEBCL, LLC (“WEBCL”), and (vi) 8,958 shares of Common Stock upon vesting of restricted stock units granted to Mr. Leftwich, which vested on December 21, 2023. Mr. Leftwich is the managing member of SECBL and WEBCL; as such, Mr. Leftwich may be deemed to have beneficial ownership of the common stock held by SECBL and WEBCL.
(4)	Includes (i) 424,458 shares of Common Stock and (ii) 179,933 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(5)	Includes (i) 72,336 shares of Common Stock held by Wendy Pizarro, (ii) 103,027 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Ms. Pizarro, and (iii) 90,038 shares of Common Stock held by Gerwend, LLC, an entity in which Ms. Pizarro is a managing member. As such, Ms. Pizarro may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Gerwend, LLC. Ms. Pizarro disclaims beneficial ownership of these shares except to the extent of her pecuniary interest, if any, therein.
(6)	Includes (i) 18,542 shares of Common Stock held by George Ng, (ii) 530,692 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Ng, and (iii) 9,550 shares of Common Stock held by Peng Ventures, LLC, an entity in which Mr. Ng is a partner. As such, Mr. Ng may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Peng Ventures, LLC. Mr. Ng disclaims beneficial ownership of these shares except to the extent of his pecuniary interest, if any, therein.
(7)	Includes (i) 62,600 shares of Common Stock, (ii) 7,282 shares of Common Stock upon vesting of restricted stock units granted to Mr. Stewart, which vested on December 21, 2023, and (iii) 11,667 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(8)	Includes (i) 27,872 shares of Common Stock held by James Schoeneck, (ii) 283,768 shares of Common Stock issuable upon exercise of vested options within sixty (60) day held by Mr. Schoeneck, (iii) 41,624 shares of Common Stock held by Mr. Schoeneck and his wife, (iv) 415,887 shares of Common Stock held by the James & Cynthia Schoeneck Family Trust, (v) 10,625 shares of Common Stock upon vesting of restricted stock units granted to Mr. Schoeneck, which vested on December 21, 2023, and (vi) 1,125,000 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by the James & Cynthia Schoeneck Family Trust. Mr. Schoeneck is the trustee of the James & Cynthia Schoeneck Family Trust. As such, Mr. Schoeneck may be deemed to have shared voting, investment and dispositive power with respect to the shares held by the James & Cynthia Schoeneck Family Trust. Mr. Schoeneck disclaims beneficial ownership of these shares except to the extent of his pecuniary interest, if any, therein.
(9)	Includes 6,250 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(10)	Based on Amendment No. 3 to Schedule 13D jointly filed by Jackson Investment Group, LLC and Richard L. Jackson with the SEC on October 2, 2023. Mr. Jackson is the Chief Executive Officer of Jackson Investment Group, LLC and directly holds 405,040 shares of Common Stock and shares the power to vote and direct the disposition of 2,882,748 shares of Common Stock held by Jackson Investment Group, LLC. Mr. Jackson disclaims beneficial ownership of all of the JIG shares reported to be beneficially owned by him except to the extent of his pecuniary interest therein. The address for the foregoing reporting persons is 2655 Northwinds Parkway, Alpharetta, GA 30009.

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STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to the Company’s Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200 San Diego, CA 92121. To be timely, Section 2.4 of our Amended and Restated Bylaws (the “Bylaws”) requires that a stockholder’s written notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. We held our annual meeting on August 28, 2023; accordingly, with respect to our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as April 30, 2024, but no later than May 30, 2024, unless the 2024 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from August 28, 2024.

A stockholder’s notice for the nomination of any person(s) for election to the Board of Directors must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.5(c) of the Bylaws. In addition, to be eligible to be a candidate for election as a director, each proposed nominee must deliver to the Company’s Corporate Secretary at the principal executive offices of the Company information required under Section 2.5(f) of the Bylaws. Our Bylaws can be found at: https://www.sec.gov/Archives/edgar/data/1855485/000119312523237077/d894152dex32.htm

All stockholder nominations shall company with all applicable requirements of the Exchange Act. The Company may require also any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

Submission of Stockholder Proposals

Pursuant to Section 2.5 of the Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2024 Annual Meeting must deliver a written copy of their proposal to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. As discussed above, we held our annual meeting on August 28, 2023; accordingly, with respect to our 2024 Annual Meeting, our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as April 30, 2024, but no later than May 30, 2024, unless the 2024 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from August 28, 2024.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.4(c)(iii) of the Bylaws and the information required of the proposing stockholder under Sections 2.4(c)(i) and 2.4(c)(ii) of the Bylaws. In addition, all proposals must comply with the provisions of the Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Company’s proxy statement. See “Rule 14a-8” below.

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Rule 14a-8

Pursuant to Section 2.4 of the Bylaws, the submission procedures for stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, which was filed with the SEC on August 4, 2023. However, if the date of the 2024 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Calidi Biotherapeutics, Inc., c/o Corporate Secretary, 4475 Executive Drive, Suite 200 San Diego, CA 92121. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy statement mailed to you, please submit a request to our Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600 or ir@calidibio.com, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the telephone number provided if you received multiple copies of the Special Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Special Meeting other than the matters described in this Proxy Statement. No other matter will be presented at the Special Meeting.

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Appendix A

FORM OF FIRST CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CALIDI BIOTHERAPEUTICS, INC.

Calidi Biotherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This First Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (this “First Amendment”) amends certain provisions of the Corporation’s original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 2021, and was amended and restated on September 9, 2021, and further amended on September 14, 2022, and was further amended and restated on September 12, 2023 (the “Original Certificate”).

2. The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this First Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Special Meeting of Stockholders held on  ___________, 2024 (the “Special Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This First Amendment was duly adopted by the affirmative vote of a majority of all of the votes cast on the matter, at the Corporation’s Special Meeting, in accordance with the provisions of Section 242 of the DGCL and, Article TENTH of the Second Amended and Restated Certificate of Incorporation.

4. Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation set forth below, providing that, effective as of __:__ [a.m./p.m.], New York time, on __________, 2024, or as soon as practicable thereafter, every __________ (__) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

5. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting the second paragraphs of Article FOURTH thereof, and replacing in their entirety the following paragraphs:

“Effective as of __:__ [a.m./p.m.] on __________, 2024 (the “Effective Time”), every __________ (__) shares of the Corporation’s Common Stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each __________ (__) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock, $0.0001 par value per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Stockholders who hold uncertificated shares of Old Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split and will automatically be adjusted to reflect the New Common Stock.

Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, be converted to Book Entries representing the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified of a share of New Common Stock, with any resulting fractional shares rounded up to the nearest whole share, issued as aforesaid.”

6. Except as set forth in this First Amendment, the Second Amended and Restated Certificate of Incorporation remains in full force and effect.

A-1

IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this ___ day of ________, 2024.

CALIDI BIOTHERAPEUTICS, INC.

Name:
Title:

A-2

SPECIAL MEETING OF STOCKHOLDERS OF

CALIDI BIOTHERAPEUTICS, INC.

June 6, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

060624

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" Proposal 1, 2, 3, 4 and 5 and in the discretion of the proxy holders on any other matters that are properly brought before the Special Meeting of Stockholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

CALIDI BIOTHERAPEUTICS, INC.

June 6, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/275127498 (password: calidi2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

060624

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" Proposal 1, 2, 3, 4 and 5 and in the discretion of the proxy holders on any other matters that are properly brought before the Special Meeting of Stockholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CALIDI BIOTHERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS JUNE 6, 2024 AT 9:00 AM PACIFIC TIME

The undersigned, a stockholder of Calidi Biotherapeutics, Inc. (the "Company"), does hereby appoint and authorize Wendy Pizarro, and Andrew Jackson, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on April 26, 2024 with all of the powers that the undersigned would possess if personally present, at the virtual Special Meeting of Stockholders of the Company on June 6, 2024, at https://web.lumiconnect.com/275127498 (password: calidi2024) or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Ms. Pizarro, Mr. Jackson or any of them, are authorized to vote upon such other business that is properly brought before the 2024 Special Meeting of Stockholders.

(Continued and to be signed on the reverse side)

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